OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:       Sep-98



                    Scheduled Principal Balance of Contracts
----------------------------------------------------------------------------------------

Beginning                                                                 Ending
Principal        Scheduled    Prepaid        Liquidated   Contracts       Principal
Balance          Principal    Principal      Principal    Repurchased     Balance
----------------------------------------------------------------------------------------

303,685,124.83  (356,488.55) (5,175,824.52)  (27,443.71)   0.00           298,125,368.05
========================================================================================




                                              REPORT DATE:  OCT 7, 1998
                                              POOL REPORT #   2
                                              Page 1 of 7






Scheduled                     Scheduled                      Amount
Gross          Servicing      Pass Thru      Liquidation     Available for
Interest       Fee            Interest       Proceeds        Distribution
--------------------------------------------------------------------------
 2,464,517.68 253,070.94      2,211,446.74   22,926.00       8,019,756.75
==========================================================================



                              Certificate Account
-----------------------------------------------------------------------------------------

Beginning              Deposits                             Investment        Ending
 Balance       Principal      Interest     Distributions     Interest        Balance
-----------------------------------------------------------------------------------------
 5,482,687.41   5,721,528.70   2,048,194.32  (7,886,341.51)   15,496.73   5,381,565.65
=========================================================================================




            P&I Advances at Distribution Date
----------------------------------------------------------
  Beginning      Recovered        Current       Ending
   Balance        Advances       Advances       Balance
 ----------------------------------------------------------

 374,419.52     369,041.93      181,497.47  186,875.06
==========================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     Sep-98




Class B Crossover Test                                                 Test Met?
---------------------------------------------------------              ----------

(a) Remittance date on or after March 2003                                 N

(b) Average 60 day Delinquency rate <=  5%                              #DIV/0!

(c) Average 30 day Delinquency rate <=  7%                              #DIV/0!


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

           MAR 2003 - AUG 2004      7%                                     N
           SEP 2004 - AUG 2005      8%                                     N
           SEP 2005 and after       9%                                     N




(e) Current realized loss ratio <=  2.75%                                  Y


(f) Does subordinated cert. percentage equal or
     exceed                         39.544%
     of stated scheduled pool balance

           Beginning M balances                             37,858,000.00

           Beginning B balances                             23,951,281.00

           Overcollateralization                               574,567.77
                                                         ----------------
                                                            62,383,848.77
           Divided by beginning pool
           balance                                         303,685,124.83
                                                         ----------------
                                                                   20.542% N
                                                         ================




                               REPORT DATE:  OCT 7, 1998
                               POOL REPORT #    2

                               Page 2 of 7


  Average 60 day delinquency ratio:


                   Over 60s      Pool Balance      %
                 ----------------------------------------

 Current Mo           643,047.32   303,685,124.83  0.21%
 1st Preceding Mo           0.00   309,043,208.84  0.00%
 2nd Preceding Mo           0.00             0.00  #DIV/0!
                                     Divided by       3
                                                ---------
                                                   #DIV/0!
                                                =========

 Average 30 day delinquency ratio:


                   Over 30s      Pool Balance      %
                 ----------------------------------------

 Current Mo         5,572,347.47   303,685,124.83  1.83%
 1st Preceding Mo   1,599,823.43   309,043,208.84  0.52%
 2nd Preceding Mo           0.00             0.00  #DIV/0!
                                     Divided by       3
                                                ---------
                                                   #DIV/0!
                                                =========

 Cumulative loss ratio:

                Cumulative losses        4,517.71
                               -----------------
 Divided by Initial Certificate
     Principal                     309,043,208.00 0.001%
                                                =========




 Current realized loss ratio:

                Liquidation         Pool
                   Losses         Balance
                 -------------------------------




 Current Mo             4,517.71   303,685,124.83
 1st Preceding Mo           0.00   309,043,208.84
 2nd Preceding Mo           0.00             0.00
                                                   0.009%
                                                 =========




OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                 Sep-98



                                             Delinquency Analysis

                                 31 to 59 days        60 to 89 days   90 days and Over   Total Delinq.
          No. of  Principal            Principal         Principal          Principal       Principal
          Loans   Balance       #      Balance      #    Balance      #     Balance    #    Balance
          ------------------------------------------------------------------------------------------------
Non Repos  6,862  297,840,877.81 122   4,831,260.42  11   456,596.81  0      0.00      133   5,287,857.23
    Repos      9      284,490.24   3      98,039.73   6   186,450.51  0      0.00        9     284,490.24
          ------------------------------------------------------------------------------------------------
    Total  6,871  298,125,368.05 125   4,929,300.15  17   643,047.32  0      0.00       142  5,572,347.47
          ================================================================================================

                                                                                       2.1%         1.87%
                                                                                       ===================



                                                       REPORT DATE:  OCT 7, 1998
                                                       POOL REPORT #      2
                                                       Page 3 of 7




                                        Repossession Analysis
           Active Repos         Reversal         Current Month
            Outstanding       (Redemption)          Repos         Cumulative Repos
                Principal           Principal        Principal          Principal
          #     Balance     #       Balance     #    Balance       #    Balance
          -----------------------------------------------------------------------------
Non Repos  9     284,490.24    0       0.00      6     169,244.75   10    312,079.02
    Repos

    Total


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                Sep-98

REPOSSESSION LIQUIDATION REPORT




                                                       REPORT DATE:  OCT 7, 1998
                                                        POOL REPORT # 2

                                                             Page 4 of 7




                     Liquidated                                                 Net                    Net      Current
 Account   Customer   Principal    Sales     Insur.    Total    Repossession Liquidation  Unrecov. Pass Thru  Period Net Cumulative
  Number     Name      Balance    Proceeds  Refunds   Proceeds   Expenses   Proceeds     Advances  Proceeds  Gain/(Loss) Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
160147-5   PETIT, RW    27,443.71  26,500.00  2,002.93  28,502.93 4,910.00  23,592.93    666.93    22,926.00  (4,517.71)
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                                                                      0.00                 0.00                    0.00       0.00
                        -----------------------------------------------------------------------------------------------------------
                        27,443.71   26,500.00  2,002.93  28,502.93 4,910.00 23,592.93    666.93    22,926.00  (4,517.71) (4,517.71)
                        ===========================================================================================================


As a percentage of the aggregate cut-off date principal balance                                                                  0%
                                                                                                                        ===========










                                                                                              PRIOR MONTH CUMULATIVE           0.00


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:          30-Sep-98



                                                       REPORT DATE:  OCT 7, 1998
                                                       POOL REPORT # 2

ACCELERATED PRINCIPAL DISTRIBUTION CALCULATION:



           The Accelerated Principal Distribution is equal to the lesser of (A) or (C) - (B).


         (A) CURRENT CLASS X STRIP AMOUNT BEFORE TURBO                                     532,781.09
                                                                                  -------------------

         (B) CURRENT OVERCOLLATERALIZATION AMOUNT

                  The positive difference, if any, between

                             Scheduled Principal Balance                               303,685,124.83

                             Certificate Principal Balance of all outstanding
                                 Classes of Certificates                               303,110,556.22
                                                                                  -------------------

                                                                                           574,568.61
                                                                                  -------------------

         (C) TARGET OVERCOLLATERALIZATION AMOUNT

              (i) Prior to the Cross-over Date

                             Scheduled Principal Balance as of the Cut-off Date        309,043,208.84

                             Multiplied by                                                       2.00%
                                                                                  -------------------

                                                                                         6,180,864.17
                                                                                  -------------------

             (ii) Any other date of determination

                    Lesser of

                         (x) Calculation in (i) above                                    6,180,864.17
                                                                                  -------------------
                  or
                         (y) Scheduled Principal Balance                               303,685,124.83

                             Multiplied by                                                       3.25%
                                                                                  -------------------

                                                                                         9,869,766.56
                                                                                  -------------------

                  however, not less than

                         (z) Scheduled Principal Balance as of the Cut-off Date        309,043,208.84

                             Multiplied by                                                       0.50%
                                                                                  -------------------

                                                                                         1,545,216.04
                                                                                  -------------------

                                                                                         6,180,864.17
                                                                                  -------------------


             ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                     532,781.09
                                                                                  -------------------


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:              Sep-98



                                                      REPORT DATE:  OCT 7, 1998
                                                      POOL REPORT #  2


CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                             Original       Beginning      Beginning    Current     Current     Ending     Accelerated     Ending
          Cert.             Certificate    Certificate     Carryover   Principal   Principal   Carryover    Principal    Certificate
          Class              Balances       Balances       Principal      Due         Paid      Principal  Distribution   Balances
------------------------------------------------------------------------------------------------------------------------------------
A-1 ARM                        7,625,927.00    7,528,017.79   0.00     158,162.18   158,162.18  0.00           0.00   7,369,855.61
A-1 ARM Outstanding Writedown                          0.00                  0.00                              0.00           0.00

A-1                          239,608,000.00  233,773,257.43   0.00   5,401,594.60 5,401,594.60  0.00     532,781.09 227,838,881.74
A-1 Outstanding Writedown                              0.00                  0.00                              0.00           0.00

M-1                           23,178,000.00   23,178,000.00   0.00           0.00         0.00  0.00           0.00  23,178,000.00
M-1 Outstanding Writedown                              0.00                  0.00                              0.00           0.00

M-2                           14,680,000.00   14,680,000.00   0.00           0.00         0.00  0.00           0.00  14,680,000.00
M-2 Outstanding Writedown                              0.00                  0.00                              0.00           0.00

B-1                           10,816,000.00   10,816,000.00   0.00           0.00         0.00  0.00           0.00  10,816,000.00
B-1 Outstanding Writedown                              0.00                  0.00                              0.00           0.00

B-2                           13,135,281.00   13,135,281.00   0.00           0.00         0.00  0.00           0.00  13,135,281.00
B-2 Outstanding Writedown                              0.00                  0.00                              0.00           0.00

Excess Asset Principal Balance                   574,567.77                                             (532,781.09)  1,107,348.86
                           --------------------------------------------------------------------------------------------------------
                             309,043,208.00  303,685,123.99   0.00  5,559,756.78  5,559,756.78  0.00           0.00 298,125,367.21
                           ========================================================================================================








                                             Principal Paid
          Cert.                     Pool       Per $1,000
          Class                    Factor     Denomination
-----------------------------------------------------------

A-1 ARM                             96.64209%     20.74
A-1 ARM Outstanding Writedown           0.00       0.00

A-1                                 95.08818%     22.54
A-1 Outstanding Writedown               0.00       0.00

M-1                                100.00000%      0.00
M-1 Outstanding Writedown               0.00       0.00

M-2                                100.00000%      0.00
M-2 Outstanding Writedown               0.00       0.00

B-1                                100.00000%      0.00
B-1 Outstanding Writedown               0.00       0.00

B-2                                100.00000%      0.00
B-2 Outstanding Writedown               0.00       0.00

Excess Asset Principal Balance


OAKWOOD MORTGAGE INVESTORS, INC. 1998-C
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:           Sep-98



                                                      REPORT DATE:  OCT 7, 1998
                                                      POOL REPORT #  2

CERTIFICATE INTEREST ANALYSIS



                                                                                                  Interest Paid
   Certificate       Remittance Beginning      Current       Total       Interest     Ending     Per $1,000     Cert.      TOTAL
      Class            Rate      Balance       Accrual        Paid       Shortfall    Balance    Denomination   Class   DISTRIBUTION
                     ---------------------------------------------------------------------------------------------------------------
A-1 ARM                 5.83984%     0.00      36,635.35      36,635.35         0.00         0.00    4.87      A-1 ARM    194,797.53
A-1  Carryover Interest    0.00      0.00           0.00           0.00         0.00         0.00    0.00
A-1  Writedown Interest    0.00      0.00           0.00           0.00         0.00         0.00    0.00

A-1                      6.45000%     0.00  1,256,531.26   1,256,531.26         0.00         0.00    5.38        A-1    7,190,906.95
A-1  Carryover Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00
A-1 Writedown Interest      0.00      0.00          0.00           0.00         0.00         0.00    0.00

M-1                      6.77500%     0.00    130,859.13     130,859.13         0.00         0.00    5.65        M-1      130,859.13
M-1  Carryover Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00
M-1  Writedown Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00

M-2                      7.07500%     0.00     86,550.83      86,550.83         0.00         0.00    5.90        M-2       86,550.83
M-2  Carryover Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00
M-2  Writedown Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00

B-1                      7.40000%     0.00     66,698.67      66,698.67         0.00         0.00    6.17        B-1       66,698.67
B-1 Carryover Interest      0.00      0.00          0.00           0.00         0.00         0.00    0.00
B-1  Writedown Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00

B-2                      8.85000%     0.00     96,872.70      96,872.70         0.00         0.00    7.38        B-2       96,872.70
B-2 Carryover Interest      0.00      0.00          0.00           0.00         0.00         0.00    0.00
B-2  Writedown Interest     0.00      0.00          0.00           0.00         0.00         0.00    0.00

X                               574,567.77   537,298.80           0.00    537,298.80 1,111,866.57                 X             0.00

R                                     0.00         0.00           0.00          0.00         0.00                 R             0.00

Service Fee                           0.00   253,070.94     253,070.94          0.00         0.00            Service Fee  253,070.94
                             ----------------------------------------------------------------------                   --------------

                                574,567.77 2,464,517.68   1,927,218.88    537,298.80 1,111,866.57                       8,019,756.75
                             ======================================================================                   ==============




                                                                          CUMULATIVE X INTEREST SHORTFALL              1,111,866.57
                                                                          CUMULATIVE ACCELERATED PRINCIPAL DISTRIB    (1,107,348.86)
                                                                                                                     ---------------

                                                                                 CUMULATIVE LOSSES                          4,517.71
                                                                                                                     ===============


